LIGHTHOUSE CONTRARIAN FUND
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                                   PROSPECTUS




















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                                December 29, 2000
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                           LIGHTHOUSE CONTRARIAN FUND
                  A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

     The Lighthouse Contrarian Fund is a no-load mutual fund. The Fund seeks growth of capital.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                THE DATE OF THIS PROSPECTUS IS DECEMBER 29, 2000
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                                TABLE OF CONTENTS


      An Overview of the Fund.........................................    4
      Performance.....................................................    5
      Fees and Expenses...............................................    6
      Investment Objective and Principal Investment Strategies........    7
      Principal Risks of Investing in the Fund........................    8
      Investment Advisor..............................................    9
      Shareholder Information.........................................   10
      Pricing of Fund Shares..........................................   14
      Dividends and Distributions.....................................   14
      Tax Consequences................................................   15
      Rule 12b-1 Fees.................................................   15
      Financial Highlights............................................   16

                                                                               3
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                             AN OVERVIEW OF THE FUND

WHAT IS THE FUND'S INVESTMENT GOAL?

The Fund primarily invests in common stocks of domestic companies of any size. In selecting investments, the Advisor uses a contrarian strategy to seek sound, undervalued companies in out-of-favor industries. The Fund may also engage in short sales of securities and options transactions on securities and securities indices.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

There is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     *    The stock market goes down
     *    Interest rates rise which can result in a decline in the equity market
     *    Value stocks fall out of favor with the stock market
     * Companies in the Fund's portfolio may not increase their earnings at the rate anticipated
     * Securities of small capitalization companies involve greater volatility than investing in larger more established companies
     * Options held by the Fund may vary from the Advisor's expectation of movements in the securities markets
     *    A short sale may not move in the direction anticipated

WHO MAY WANT TO INVEST IN THE FUND? The Fund seeks growth of capital.

The Fund may be appropriate for investors who:

     *    Are pursuing a long-term goal such as retirement
     * Want to add an investment in undervalued stocks to their equity portfolio
     * Are willing to accept higher short-term risk along with higher potential for long-term growth of capital

The Fund may not be appropriate for investors who:

     *    Need regular income or stability of principal
     *    Are pursuing a short-term goal

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                                   PERFORMANCE

      The following performance information indicates some of the risks of investing in the Fund. The bar chart shows how the Fund's total return has varied from year to year. The table shows the Fund's average return over time compared with a broad-based market index. This past performance will not necessarily continue in the future.

CALENDAR YEAR TOTAL RETURNS*

                    1996      1997      1998      1999
                    ----      ----      ----      ----
                   25.84%     9.02%    -32.95%   -8.01%

*    The Fund's year-to-date return as of 9/30/00 was 31.09%.

During the period shown in the bar chart, the Fund's highest quarterly return was 12.13% for the quarter ended December 31, 1996 and the lowest quarterly return was -17.26% for the quarter ended September 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS
AS OF DECEMBER 31, 1999
                                                         Since Inception
                                         1 Year             (9/29/95)
                                         ------             ---------
Lighthouse Contrarian Fund                -8.01               -3.59
S&P 500 Index*                            21.04               26.32

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*    The S&P 500 Index is an unmanaged  index  generally  representative  of the market for the stocks of large sized U.S. companies.

                                                                               5
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                                FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases..............   None
Maximum deferred sales charge (load)..........................   None

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)

Management Fees...............................................   1.25%
Distribution and Service (12b-1) Fees.........................   0.25%
Other Expenses................................................   1.27%
                                                                -----
Total Annual Fund Operating Expenses..........................   2.77%
Fee Reduction and/or Expense Reimbursement....................  (0.77%)
                                                                -----

Net Expenses..................................................   2.00%
                                                                =====

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*    The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund for an indefinite period to ensure that Total Fund Operating Expenses will not exceed the net expense amount shown. The Advisor may be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund. The Trustees may terminate this expense reimbursement arrangement at any time.

EXAMPLE

      This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

                  One Year.......................  $    203
                  Three Years....................  $    627
                  Five Years.....................  $  1,078
                  Ten Years......................  $  2,327

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            INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

      The goal of the Lighthouse Contrarian Fund is to seek growth of capital.

      The Fund primarily invests in common stocks of domestic companies of any market capitalization, from larger, well-established companies to smaller, emerging growth companies.

      The Advisor uses a contrarian strategy to seek what it believes to be the best investments. Since stocks do not become bargains when they are popular, the Advisor tends to look for sound, undervalued companies in out-of-favor industries. The Advisor seeks companies that are technically aggressive, fiscally conservative and globally competitive.

      The Advisor uses a long-term approach to valuation. The Advisor seeks companies that are not afraid to forego short-term profits in order to invest in research, marketing and service -- all areas which should lead to higher earnings in the future. Conversely, the Advisor avoids companies that neglect these areas because it appears likely that long-term profitability of such companies will suffer.

      The Fund may engage in short sales of securities. In a short sale, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan.

      For hedging purposes and in pursuit of its investment goal, the Fund may purchase and write call and put options on securities and securities indices.

      As part of its contrarian strategy, the Fund may occasionally invest in the stocks of companies which produce natural resources of any kind, including energy and gold.

      Although not principal investment strategies, the Fund may also invest in foreign securities and corporate debt securities.

      The Advisor will generally sell a security in the Fund's portfolio when, in the Advisor's opinion:

     *    the security reaches a price objective indicating full value;
     * operating fundamentals of the company have deteriorated for what appears to be more than a temporary basis, and the existing price appears reasonable considering such changes; or
     * a competing security is identified which holds more promise than the existing security

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      Under normal conditions, the Fund anticipates that it will have a low rate of portfolio turnover. This means that the Fund has the potential to be a tax efficient investment. This should result in the realization and distribution to shareholders of lower capital gains, which would be considered tax efficient. This anticipated lack of frequent trading can also lead to lower transaction costs, which could help to improve the Fund's performance.

      Under normal market conditions, the Fund will stay fully invested in stocks. However, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

                    PRINCIPAL RISKS OF INVESTING IN THE FUND

      The principal risks of investing in the Fund that may adversely affect the Fund's net asset value or total return have previously been summarized under "An Overview of the Fund." These risks are discussed in more detail below.

      MANAGEMENT RISK. Management risk means that your investment in the Fund varies with the success or failure of the Advisor's investment strategies and the Advisor's research, analysis and determination of portfolio securities. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.

      MARKET RISK. Market risk means that the price of common stock may move up or down (sometimes rapidly and unpredictably) in response to general market and economic conditions, investor perception and anticipated events, as well as the activities of the particular issuer. Market risk may affect a single issuer, industry, section of the economy or the market as a whole. Since the Fund invests in equity securities, its share price will change daily in response to stock market movements.

      UNDERVALUED STOCKS RISK. Undervalued stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

      SMALLER COMPANIES RISK. Investing in securities of small sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile.

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      OPTIONS RISK.  Options  transactions  involve certain risks.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between those markets. A given hedging transaction may not achieve its objective, resulting in possible losses. Decisions as to whether and when to use options involve the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. Options markets may not be liquid in all circumstances and the Fund may not be able to complete or neutralize an options transaction in the manner desired.

      SHORT SALES RISK. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain realized will be decreased and the amount of any loss will be increased by any dividends or interest the Fund may be required to pay in connection with the short sale.

                               INVESTMENT ADVISOR

      Lighthouse Capital Management, Inc., the Fund's investment advisor, is located at 10000 Memorial Drive, Suite 660, Houston, TX 77024. The Advisor has been providing investment advisory services to individual and institutional investors since 1988. The Advisor presently has assets under management of approximately $104 million. The Advisor supervises the Fund's investment activities and determines which securities are purchased and sold by the Fund. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets. For the fiscal year ended August 31, 2000, the Advisor received advisory fees of 0.48% of the Fund's average daily net assets, net of waiver.

PORTFOLIO MANAGER

      Mr. Lanny C. Barbee, CPA/CFA has principally been responsible for the management of the Fund's portfolio since November 9, 1998. Mr. Barbee, Portfolio Manager, joined the Advisor in July 1996 as Portfolio Administrator and Research Analyst. Prior to joining the Advisor, Mr. Barbee was Portfolio Manager for Meridian Investment Management.

FUND EXPENSES

      The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to ensure that the Fund's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed 2.00% of the Fund's average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor may be

                                                                               9
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reimbursed by the Fund if the Advisor requests in subsequent  fiscal years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

                             SHAREHOLDER INFORMATION

HOW TO BUY SHARES

      You may open a Fund account with $2,000 and add to your account at any time with $100 or more. The Fund may waive minimum investment requirements from time to time.

      You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

BY CHECK

      If you are making your first investment in the Fund, simply complete the Account Application included with this Prospectus and mail it with a check (made payable to "Lighthouse Contrarian Fund") to:

            Lighthouse Contrarian Fund
            P.O. Box 640856
            Cincinnati, OH 45264-0856

      If you wish to send your Account Application and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. In that case, you should use the following address:

            Lighthouse Contrarian Fund
            425 Walnut Street, M.L.
            Cincinnati, OH 45202

      If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "Lighthouse Contrarian Fund" to the Fund in the envelope provided with your statement or to the P.O. Box above. You should write your account number on the check.

10
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BY WIRE

      If you are making your first investment in the Fund, before you wire funds you should call the Transfer Agent at (800) 282-2340 between 9:00 a.m. and 4:00 p.m., Eastern time, on a day when the New York Stock Exchange ("NYSE") is open for trading to advise them that you are making an investment by wire. The Transfer Agent will ask for your name and the dollar amount you are investing. You will then receive your account number and an order confirmation number.
You should then complete the Account Application included with this Prospectus. Include the date and the order confirmation number on the Account Application and mail the completed Account Application to the address at the top of the Account Application. Your bank should transmit immediately available funds by wire in your name to:

            Firstar Bank, N.A. Cinti/Trust
            ABA Routing #0420-0001-3
            Attn: Lighthouse Contrarian Fund
            DDA #483897971
            Account name (shareholder name)
            Shareholder account number

      If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. IT IS ESSENTIAL THAT YOUR BANK INCLUDE COMPLETE INFORMATION ABOUT YOUR ACCOUNT IN ALL WIRE INSTRUCTIONS. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

      You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Fund may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

AUTOMATIC INVESTMENT PLAN

      For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, after your initial investment, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to

                                                                              11
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invest,  which  must be at least  $100.  If you  wish to  enroll  in this  Plan, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent in writing.

RETIREMENT PLANS

      The Fund offers Individual Retirement Account ("IRA") plans. You may obtain information about opening an IRA account by calling (800) 282-2340. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

HOW TO SELL SHARES

      You may sell (redeem) your Fund shares on any day the Fund and the NYSE are open for business.

      You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

            Lighthouse Contrarian Fund
            P.O. Box 5536
            Hauppauge, NY 11788-0132

      To protect the Fund and its shareholders, a signature guarantee is required for all written redemption requests. Signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution." These include banks, broker-dealers, credit unions and savings institutions. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

      If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at (800) 282-2340 between the hours of 9:00 a.m. and 4:00 p.m., Eastern time. Redemption proceeds will be mailed on the next business day to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds.

Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

      When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

      Before acting on instructions received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these reasonable procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request. The Fund may change, modify or terminate these privileges at any time upon at least 60 days' notice to shareholders.

      You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at (800) 282-2340 for instructions.

      You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may make your redemption request in writing.

      Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form as discussed in this Prospectus. If you made your first investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from date of purchase or until your check has cleared, whichever occurs first.

      The Fund may redeem the shares in your account if the value of your account is less than $2,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $2,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $2,000 before the Fund takes any action.

      The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund

                                                                              13
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pays your redemption  proceeds by a distribution of securities,  you could incur brokerage or other charges in converting the securities to cash.

SYSTEMATIC WITHDRAWAL PROGRAM

      As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Fund will send you a check in a minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent.

      A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

                             PRICING OF FUND SHARES

      The price of the Fund's shares is based on the Fund's net asset value. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

      The net asset value of the Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                           DIVIDENDS AND DISTRIBUTIONS

      The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund may make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31.

      All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting

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capital  gain  distributions  in  additional  Fund  shares;  or (2)  receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.

                                TAX CONSEQUENCES

      The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

      If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                                 RULE 12b-1 FEES

      The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Rule 12b-1 allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. The annual distribution and service fee is up to 0.25% of the Fund's average daily net assets which is payable to the Advisor, as Distribution Coordinator. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS

      This table shows the Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment in the Fund would have increased or decreased during each period, assuming you had reinvested all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report and the Fund's financial statements are included in the Annual Report, which is available upon request.

FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           Years Ended                  Sept. 29, 1995*
                                                         --------------------------------------------      through
                                                          2000       1999          1998        1997     Aug. 31, 1996
                                                         -------    -------       -------     -------   -------------

Net asset value, beginning of period .................   $ 10.43    $ 10.85       $ 15.76     $ 13.57      $ 12.00
                                                         -------    -------       -------     -------      -------
Income from investment operations:
   Net investment income (loss) ......................     (0.17)     (0.07)         0.01        0.05        (0.09)
   Net realized and unrealized gain
     (loss) on investments ...........................      2.94      (0.34)        (4.31)       2.41         1.72
                                                         -------    -------       -------     -------      -------
Total from investment operations .....................      2.77      (0.41)        (4.30)       2.46         1.63
                                                         -------    -------       -------     -------      -------

Less distributions:
   From net investment income ........................        --      (0.01)           --          --           --
   From net realized gain ............................        --         --         (0.61)      (0.27)       (0.06)
                                                         -------    -------       -------     -------      -------
Total distributions ..................................        --      (0.01)        (0.61)      (0.27)       (0.06)
                                                         -------    -------       -------     -------      -------

Net asset value, end of period .......................   $ 13.20    $ 10.43       $ 10.85     $ 15.76      $ 13.57
                                                         =======    =======       =======     =======      =======

Total return .........................................     26.46%     (3.78)       (28.46)%     18.22%       13.67%

Ratios/Supplemental data:
Net assets, end of period (millions) .................   $  10.8    $  12.4       $  21.7     $  30.5      $  14.0

Ratio of expenses to average net assets:
   Before fees waived and expenses absorbed ..........      2.77%      2.47%         2.13%       2.24%        2.95%+
   After fees waived and expenses absorbed ...........      2.00%      2.00%++       2.00%++     2.00%++      2.00%+++

Ratio of net investment income (loss) to
average net assets:
   Before fees waived and expenses absorbed ..........     (1.76)%    (0.85)%       (0.06)%     (0.13)%      (2.14)%+
   After fees waived and expenses absorbed ...........     (0.99)%    (0.39)%++      0.08%       0.11%++     (1.19)+++

Portfolio turnover rate ..............................     57.49%    122.00%        44.09%      21.94%       20.56%

----------
*    Commencement of operations.
+    Annualized.
++ Excluding dividends paid on securities sold short representing 0.11%, 0.15%, 0.06% and 0.00% for the period ending August 31, 1999, 1998, 1997 and 1996, respectively.

                                     Advisor
                       LIGHTHOUSE CAPITAL MANAGEMENT, INC.
                         10000 Memorial Drive, Suite 660
                              Houston, Texas 77024
                                 (713) 688-6881
                        Account Inquiries (800) 282-2340

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                     Transfer and Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                    Auditors
                                ERNST & YOUNG LLP
                            725 South Figueroa Street
                          Los Angeles, California 90017

                                  Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

                           LIGHTHOUSE CONTRARIAN FUND
                  A SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS
                                  (THE "TRUST")

For investors who want more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT  OF  ADDITIONAL  INFORMATION  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11798-0132
                            Telephone: 1-800-282-2340


* Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov, or
* For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
* For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

                                         (The Trust's SEC Investment Company Act
                                                       file number is 811-05037)

                           LIGHTHOUSE CONTRARIAN FUND
                                   A SERIES OF
                        PROFESSIONALLY MANAGED PORTFOLIOS
                         10000 MEMORIAL DRIVE, SUITE 660
                                HOUSTON, TX 77024
                                 (713) 688-6881


      This Statement of Additional Information ("SAI") is not a prospectus and it should be read in conjunction with the Prospectus dated December 29, 2000, as may be revised, of the Lighthouse Contrarian Fund (the "Fund"). Lighthouse Capital Management, Inc. (the "Advisor) is the investment advisor to the Fund. Copies of the Fund's Prospectus are available by calling the number above or
(626) 852-1033.

                                TABLE OF CONTENTS

The Trust.................................................................. B-2
Investment Objective and Policies ......................................... B-2
Investment Restrictions.................................................... B-10
Distributions and Tax Information.......................................... B-11
Trustees and Executive Officers............................................ B-14
The Fund's Investment Advisor.............................................. B-15
The Fund's Administrator................................................... B-15
The Fund's Distributor..................................................... B-16
Execution of Portfolio Transactions........................................ B-17
Portfolio Turnover ........................................................ B-18
Additional Purchase And Redemption Information............................. B-19
Determination of Share Price............................................... B-21
Performance Information.................................................... B-22
General Information........................................................ B-23
Financial Statements....................................................... B-24

Appendix A ................................................................ B-25
Appendix B ................................................................ B-27

                                    THE TRUST

      Professionally Managed Portfolios (the "Trust") is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series which represent separate investment portfolios. This SAI relates only to the Fund.

      The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

                        INVESTMENT OBJECTIVE AND POLICIES

      The Lighthouse Contrarian Fund is a mutual fund with the investment objective of seeking growth of capital. The Fund is diversified, which under applicable federal law means that as to 75% of its total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) it may hold no more than 10% of the outstanding voting securities of a single issuer. The following discussion supplements the discussion of the Fund's investment objective and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

      Prior to November 12, 1997, the Fund was known as the Lighthouse Growth Fund.

      PREFERRED STOCK. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer by dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      CONVERTIBLE SECURITIES. The Fund may invest in convertible securities (bonds, notes, debentures, preferred stock and other securities convertible income common stocks ) that may offer higher income than the common stocks into which they are convertible. The convertible securities in which the Fund may invest include fixed-income or zero coupon debt securities, which may be converted or exchanged at a rated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to non-convertible debt securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities generally entail less credit risk than the issuer's common stock.

      INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investment in money market mutual funds in connection with the Fund's management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

      REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission ("SEC") or exempt from such registration. The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

      For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

      Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

      WHEN-ISSUED SECURITIES. The Fund may from time to time purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for them take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of securities on a when-issued basis. The Fund's Custodian will segregate liquid assets equal in value to commitments for when-issued securities. Such segregated assets either will mature or, if necessary, be sold on or before the settlement date. The Fund may not purchase securities on a when-issued basis to an extent greater than 5% of its net assets, measured at the time of the transaction.

      ILLIQUID SECURITIES. The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not reflect the actual liquidity of such investments. These securities might be adversely affected if qualified institutional buyers were unwilling to purchase such securities. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities despite their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

      SECURITIES LENDING. Although the Fund's objective is growth of capital, the Fund reserves the right to lend its portfolio securities in order to generate income from time to time. Securities may be loaned to broker-dealers, major banks or other recognized domestic institutional borrowers of securities who are not affiliated with the Advisor or Distributor and whose creditworthiness is acceptable to the Advisor. The borrower must deliver to the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the loaned securities at all times during the loan, marked-to-market daily. During the time the portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities. The Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income if the borrower has delivered equivalent collateral or a letter of credit. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may not lend its portfolio securities to an extent greater than 5% of its net assets, measured at the time of the transaction.

      LEVERAGE THROUGH BORROWING. The Fund may borrow money for leveraging purposes. Leveraging creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used.

Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. The Fund may not engage in borrowing for leverage to an extent greater than 5% of its net assets, measured at the time of the transaction.

      SHORT SALES. The Fund may engage in short sales of securities. In a short sale, the Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium which would increase the cost of the security sold. The Fund will incur additional expense for any dividends or interest the Fund may required to pay in connection with short sales. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

      The Fund also must segregate liquid assets equal to the different  between
(a) the market value of the securities sold short at the time they were wold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short. The dollar amount of short sales (not including short sales against-the-box) may not exceed 33-1/3% of the net assets of the Fund at the time of entering into the short sale and may not exceed 50% of the net assets of the Fund at any time.

      FOREIGN INVESTMENTS. The Fund may invest in up to 10% of its net assets in securities of foreign issuers that are not publicly traded in the United States, including American Depositary Receipts. The Fund may also invest without regard to the 10% limitation in securities of foreign issuers which trade and settle in U.S. dollars.

      DEPOSITARY RECEIPTS. The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

      RISKS  OF  INVESTING  IN  FOREIGN   SECURITIES.   Investments  in  foreign
securities involve certain inherent risks, including the following:

      POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position. The internal politics of some foreign countries may not be as stable as those of the United States. Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners. If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

      CURRENCY FLUCTUATIONS. The Fund may invest in securities denominated in foreign currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Such changes will also affect the Fund's income. The value of the Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

      EURO CONVERSION. Several European countries adopted a single uniform currency known as the "euro," effective January 1, 1999. The euro conversion, that will take place over a several-year period, could have potential adverse effects on the Fund's ability to value its portfolio holdings in foreign securities, and could increase the costs associated with the Fund's operations. The Fund and the Advisor are working with providers of services to the Fund in the areas of clearance and settlement of trade to avoid any material impact on the Fund due to the euro conversion; there can be no assurance, however, that the steps taken will be sufficient to avoid any adverse impact on the Fund.

      MARKET CHARACTERISTICS. The Advisor expects that many foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United
States. While growing, they usually have substantially less volume than U.S. markets, and the Fund's foreign securities may be less liquid and more volatile than U.S. securities. Also, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

      LEGAL AND REGULATORY MATTERS. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

      TAXES. The interest and dividends payable on some of the Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

      COSTS. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

      CORPORATE DEBT SECURITIES. The Fund may invest up to 25% of its assets in debt securities, including debt securities rated below investment grade. Bonds rated below BBB by S&P or Baa by Moody's, commonly referred to "junk bonds," typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody's and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds. Lower rated bonds also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

      Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security's rating is reduced while it held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial conditions may be better or worse than the rating indicates. The ratings for corporate debt securities are described in Appendix A.

      OPTIONS TRANSACTIONS. The Fund may purchase and write call and put options on securities and securities indices. Transactions in options on securities and on indices involve certain risks. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

      There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

      If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; such losses may be mitigated or exacerbated by changes in the value of the Fund's securities during the period the option was outstanding.

      Options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction at all or without incurring losses. Under SEC staff positions, certain over-the-counter options may be considered illiquid. Although the use of options for hedging should minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. If losses were to result from the use of such transactions, they could reduce net asset value and possibly income. The Fund limits the total option positions to no more than 10% of its net assets, measured at the time of investment. However, this does not limit the amount of the Fund's assets at risk to 5%.

SHORT-TERM INVESTMENTS

      The Fund may invest in any of the following securities and instruments:

      CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Fund may hold certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

      In addition to buying certificates of deposit and bankers' acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

      COMMERCIAL PAPER AND SHORT-TERM NOTES. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

      Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix B.

                             INVESTMENT RESTRICTIONS

      The following policies and investment restrictions have been adopted by the Fund and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. The Fund may not:

      1. Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its Prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

      2. (a) Borrow money, except as stated in the Prospectus and this SAI. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

         (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

      3. Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities.)

      4. Purchase or sell real estate or commodities or commodity contracts (the Board of Trustees may in the future authorize the Fund to engage in certain activities regarding futures contracts for bona fide hedging purposes; any such authorization will be accompanied by appropriate notification to shareholders).

      5. Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

      6. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into options, futures or repurchase transactions.

      7. Invest in any issuer for purposes of exercising control or management.

      The Fund observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. The Fund may not:

      1. Invest in securities of other investment companies or purchase any other investment company's voting securities or make any other investment in any other investment in other investment companies except to the extent permitted by federal law.

      2. Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable and repurchase agreements with more than seven days to maturity.

      3. With respect to fundamental investment restriction 2(a) above, the Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

      Except with respect to borrowing, if a percentage restriction set forth in the prospectus or in this SAI is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

                        DISTRIBUTIONS AND TAX INFORMATION

DISTRIBUTIONS

      Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. Also, the Fund expects to distribute any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

      Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

TAX INFORMATION

      Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund did not meet all the requirements of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies for the year ended August 31, 1999. However, there was no resultant federal tax liability. The Fund intends to comply with the requirements of Subchapter M of the Code during the August 31, 2000 fiscal year, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund's policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To comply with the requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

      The Fund's ordinary income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

      Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designate the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for their taxable year. In view of the Fund's investment policy, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund's gross income attributable to qualifying dividends is largely dependent on the Fund's investment activities for a particular year and therefore cannot be predicted with any certainty. The deduction may be reduced or eliminated if the Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

      The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

      The Fund may purchase or sell certain options. Such transactions are subject to special tax rules that may affect the amount, timing, and character of distributions to shareholders. For example, such contracts that are "Section 1256 contracts" will be "marked-to-market" for Federal income tax purposes at the end of each taxable year (i.e., each contract will be treated as sold for its fair market value on the last day of the taxable year). In general, unless certain special elections are made, gain or loss from transactions in such contracts will be 60% long term and 40% short-term capital gain or loss. Section

1092 of the Code, which applies to certain "straddles," may also affect the taxation of the Fund's transactions in options. Under Section 1092 of the Code, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain of such transactions.

      A redemption of Fund shares may result in recognition of a taxable gain or loss. Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption of Fund shares may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

      Under the Code, the Fund will be required to report to the Internal Revenue Service ("IRS") all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 31 percent in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

      The Fund will not be subject to corporate income tax in the Commonwealth of Massachusetts as long as its qualifies as regulated investment companies for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

      The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

      In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such charges could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

                         TRUSTEES AND EXECUTIVE OFFICERS

      The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers, their affiliations, dates of birth and principal occupations for the past five years are set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Steven J. Paggioli,* 04/03/50 President and Trustee
915 Broadway, New York, New York 10010. Executive Vice President, The Wadsworth Group (consultants); Executive Vice President of Investment Company Administration L.L.C. ("ICA") (mutual fund administrator and the Trust's administrator),and Vice President and Secretary of First Fund Distributors, Inc. ("FFD") (a registered broker-dealer and the Fund's Distributor).

Dorothy A. Berry, 08/12/43 Chairman and Trustee
14 Five Roses East, Ancram, NY 12502. President, Talon Industries (venture capital and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly President, Value Line, Inc., (investment advisory and financial publishing firm).

Wallace L. Cook 09/10/39 Trustee
One Peabody Lane, Darien, CT 06820. Retired. Formerly Senior Vice President, Rockefeller Trust Co. Financial Counselor, Rockefeller & Co.

Carl A. Froebel 05/23/38 Trustee
2 Crown Cove Lane, Savannah, GA 31411. Private Investor. Formerly Managing Director, Premier Solutions, Ltd. (computer software); formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).

Rowley W.P. Redington 06/01/44 Trustee
1191 Valley Road, Clifton, New Jersey 07103. President; Intertech (consumer electronics and computer service and marketing); formerly Vice President, PRS of New Jersey, Inc. (management consulting), and Chief Executive Officer, Rowley Associates (consultants).

Robert M. Slotky* 6/17/47 Treasurer
2020 E. Financial Way, Suite 100, Glendora, California 91741. Senior Vice President, ICA since May 1997; former instructor of accounting at California State University-Northridge (1997); Chief Financial Officer, Wanger Asset Management L.P. and Treasurer of Acorn Investment Trust (1992-1996).

Robin Berger* 11/17/56 Secretary
915 Broadway, New York, New York 10010. Vice President, The Wadsworth Group.

Robert H. Wadsworth* 01/25/40 Vice President
4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018. President of The Wadsworth Group; President of ICA and FFD.

----------
* Indicates an "interested person" of the Trust as defined in the 1940 Act.

      Set forth below is the rate of compensation received by the following Trustees from all portfolios of the Trust. This total amount is allocated among the portfolios. Disinterested Trustees receive an annual retainer of $10,000 and a fee of $2,500 for each regularly scheduled meeting. These Trustees also receive a fee of $1,000 for any special meeting attended. The Chairman of the Board of Trustees receives an additional annual retainer of $5,000. Disinterested trustees are also reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits were received by any Trustee from the portfolios of the Trust.

Name of Trustee               Total Annual Compensation
---------------               -------------------------
Dorothy A. Berry                        $25,000
Wallace L. Cook                         $20,000
Carl A. Froebel                         $20,000
Rowley W.P. Redington                   $20,000

      During the fiscal year ended August 31, 2000, trustees' fees and expenses in the amount of $2,863 were allocated to the Fund. As of the date of this SAI, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.

                          THE FUNDS INVESTMENT ADVISOR

      As stated in the Prospectus, investment advisory services are provided to the Fund by Lighthouse Capital Management, Inc., the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). As compensation, the Fund pays the Advisor a monthly management fee (accrued daily) based upon the average daily net assets of the Fund at the annual rate of 1.25%.

      The Advisory Agreement will continue in effect for successive annual periods so long as such continuation is approved at least annually by the vote of (1) the Board of Trustees of the Trust (or a majority of the outstanding shares of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon sixty days' written notice and is automatically terminated in the event of its "assignment," as defined in the 1940 Act.

      The Advisor has contractually agreed to limit the Fund's operating expenses, including the Advisor's fee, to an annual level of 2.00% of the Fund's average daily net assets. For the fiscal year ended August 31, 2000, the Fund incurred advisory fees of $124,764, of which amount the Advisor waived $76,864. For the fiscal year ended August 31, 1999, the Fund incurred advisory fees of $207,288, of which amount the Advisor waived $77,321. For the fiscal year ended August 31, 1998, the Fund incurred advisory fees of $398,634. For the same period, the Advisor reimbursed the Fund for operating expenses in the amount of $41,466.

                             THE FUNDS ADMINISTRATOR

      The Fund has an Administration Agreement with Investment Company Administration, LLC (the "Administrator"), a corporation partly owned and controlled by Messrs. Paggioli and Wadsworth with offices at 4455 E. Camelback Rd., Ste. 261-E, Phoenix, AZ 85018. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required notice filings necessary to maintain the Fund's ability to sell shares in all states where the Fund currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., Annual Reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund's servicing agents (i.e., transfer agent, custodian, fund accountants, etc.); review and adjust as necessary the Fund's daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. For its services, the Administrator receives a monthly fee at the following annual rate:

AVERAGE NET ASSETS                   FEE OR FEE RATE
------------------                   ---------------
Under $15 million                    $30,000
$15 to $50 million                   0.20% of average net assets
$50 to $100 million                  0.15% of average net assets
$100 million to $150 million         0.10% of average net assets
Over $150 million                    0.05% of average net assets

      For  the  fiscal  years  ended  August  31,  2000,   1999  and  1998,  the
Administrator received fees of $30,000, $30,000 and $63,781, respectively, from the Fund.

                             THE FUND'S DISTRIBUTOR

      First Fund Distributors, Inc. (the "Distributor"), a corporation partly owned by Messrs. Paggioli and Wadsworth, acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distribution Agreement between the Fund and the Distributor continues in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

      The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (the "Plan") under the 1940 Act. The Plan provides that the Fund will pay a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as Distribution Coordinator as reimbursement of, or in anticipation of, expenses incurred for distribution related activities.

      The Plan allows excess distribution expenses to be carried forward by the Advisor, as Distribution Coordinator, and resubmitted in a subsequent fiscal year provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Board of Trustees has made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward; and (iii) the Board of Trustees makes a further determination, at the time any distribution expenses which have been carried forward are resubmitted for payment, to the effect that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.

      During the Fund's fiscal year ended August 31, 2000, the Fund paid fees of $24,953 pursuant to the Plan, of which $5,348 was paid out as selling compensation to dealers, $1,477 was for reimbursement of printing and postage expenses, $12,545 was for payment to sales personnel, $928 was for reimbursement of advertising/sales literature expenses, $2,727 was for reimbursement of distribution-related office expenses, $773 was for licensing fees, and $1,145 was for miscellaneous other expenses.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

      Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker" unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

      Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

      In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the National Association of Securities Dealers, Inc.

      While it is the Fund's general policy to seek first to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Fund.

      Investment decisions for the Fund are made independently from those of other client accounts or mutual funds ("Funds") managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or Funds. In such event, the position of the Fund and such client account(s) or Funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or Funds seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or Funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts or Funds in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

      The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers solely for selling shares of the Fund, although the Fund may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

      For the fiscal year ended August 31, 2000, the Fund paid $30,624 in brokerage commissions with respect to portfolio transactions. Of such amount $375 was paid to firms for research, statistical or other services provided to the Advisor. For the fiscal years ended August 31, 1999 and 1998, the Fund paid $101,858 and $56,794, respectively, in brokerage commissions.

                               PORTFOLIO TURNOVER

      Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Execution of Portfolio Transactions." For the fiscal years ended August 31, 2000 and 1999, the Fund had a portfolio turnover rate of 57.49% and 122.00%, respectively.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      The information provided below supplements the information contained in the Fund's Prospectus regarding the purchase and redemption of Fund shares.

HOW TO BUY SHARES

      The public offering price of Fund shares is the net asset value. The Fund receives the net asset value. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in proper form as discussed in the Fund's Prospectus. In most cases, in order to receive that day's public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m., Eastern time.

      The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

      The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund's shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

      In addition to cash purchases, Fund shares may be purchased by tendering paying in kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund's objective and otherwise acceptable to the Advisor.

HOW TO SELL SHARES

      You can sell your Fund shares any day the NYSE is open for regular trading.

DELIVERY OF REDEMPTION PROCEEDS

      Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund's Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund's shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

      The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the Fund's portfolio securities at the time of redemption or repurchase.

TELEPHONE REDEMPTIONS

      Shareholders must have selected telephone transactions privileges on the Account Application when opening a Fund account. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest Account Application or other written request for services, including purchasing or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest Account Application or as otherwise properly specified to the Fund in writing.

      The Transfer Agent will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, an investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

      During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus. The Telephone Redemption Privilege may be modified or terminated without notice.

REDEMPTIONS-IN-KIND

      The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. Automatic Investment Plan

      As discussed in the Prospectus, the Fund provides an Automatic Investment Plan for the convenience of investors who wish to purchase shares of the Fund on a regular basis. All record keeping and custodial costs of the Automatic Investment Plan are paid by the Fund. The market value of the Fund's shares is subject to fluctuation, so before undertaking any plan for systematic investment, the investor should keep in mind that this plan does not assure a profit nor protect against depreciation in declining markets.

                          DETERMINATION OF SHARE PRICE

      As noted in the Prospectus, the net asset value and offering price of shares of the Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. The Fund does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share. However, the net asset value of the Fund's shares may be determined on days the NYSE is closed or at times other than 4:00 p.m. if the Board of Trustees decides it is necessary.

      In valuing the Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of the Fund are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

      The net asset value per share of the Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                             PERFORMANCE INFORMATION

      From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return will be accompanied by information on the Fund's average annual compounded rate of return for the most recent one, five and ten year periods, or shorter periods from inception, through the most recent calendar quarter. The Fund may also advertise aggregate and average total return information over different periods of time.

      The Fund's total return may be compared to relevant indices, including Standard & Poor's 500 Composite Stock Index and indices published by Lipper
Analytical Services, Inc. From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

      Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period.

      The Fund's average annual compounded rate of return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                        n
                                  P(1+T)  = ERV

Where:  P  =  a hypothetical initial purchase order of $1,000 from which the maximum sales load is deducted
         T =  average annual total return
         n =  number of years
       ERV = ending redeemable value of the hypothetical $1,000 purchase at the end of the period

      Aggregate total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

      The Fund's average annual total return for periods ending August 31, 2000 are as follows*:

One Year                 26.46%
Since Inception           3.23%
 (September 29, 1995)

----------
*Certain fees and expenses of the Fund have been reimbursed or waived during this period. Accordingly, return figures are higher than they would have been had such fees and expenses not been reimbursed or waived.

                               GENERAL INFORMATION

      Investors  in the Fund will be  informed  of the Fund's  progress  through
periodic  reports.   Financial   statements   certified  by  independent  public
accountants will be submitted to shareholders at least annually.

      Firstar Institutional Custody Services, located at 425 Walnut St., Cincinnati, Ohio 45201 acts as Custodian of the securities and other assets of the Fund. American Data Services, P.O. Box 5536, Hauppauge, NY 11788-0132 acts as the Fund's transfer and shareholder service agent. The Custodian and Transfer Agent do not participate in decisions relating to the purchase and sale of securities by the Fund.

      Ernst & Young LLP, 725 South Figueroa Street, Los Angeles, CA 90017, are the independent auditors for the Fund.

      Paul, Hastings, Janofsky & Walker, LLP, 345 California Street, 29th Floor, San Francisco, California 94104, are legal counsel to the Fund.

      On November 30, 2000, Charles Schwab & Co., San Francisco, CA owned of record 63.23% of the Fund's outstanding voting securities.

      The Trust was organized as a Massachusetts business trust on February 17, 1987. The Agreement and Declaration of Trust permits the Board of Trustees to issue an limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

      Shares issued by the Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than

50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

      The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund's assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust's total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

      The Boards of the Trust, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund.

                              FINANCIAL STATEMENTS

      The Fund's annual report to shareholders for its fiscal year ended August 31, 2000 is a separate document supplied with this SAI and the financial statements, accompanying notes and report of independent accountants appearing therein are incorporated by reference in this SAI.

                                   APPENDIX A
                             CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospectus of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modified 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP

      AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

      AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

      BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded on balance as predominantly speculative with respect to capacity to pay interest and repay principal BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

      BB: Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

      B: Bonds rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

      CCC: Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

      CC: The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI: The rating CI is reserved for income bonds on which no interest is being paid.

      D: Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments are jeopardized.

      Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the additional of a plus or minus sign to show relative standing with the major categories.

                                   APPENDIX B
                            COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

      Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

      Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

      A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

      A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".